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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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Date of report (Date of earliest event reported)  February 9, 2000 (January 14, 2000)
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                          NetMeasure Technology Inc.
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              (Exact Name of Registrant as Specified in Charter)

Nevada                          0-27675                 86-0914695
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(State or Other Jurisdiction    (Commission            (IRS Employer
    of Incorporation)            File Number)          Identification No.)


370-1122 Mainland Street, Vancouver, British Columbia               V6B 5L1
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code        (604)669-2255
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                                Powertech, Inc.
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         (Former Name of Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

     Dragos Ruiu was removed as a director and officer of the registrant in November 1999.

     The registrant changed its name from Powertech, Inc. to NetMeasure Technology Inc. by amendment to its articles of incorporation, effective January 14, 2000.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) Exhibits. The following exhibit is filed as part of this report:

         2(a)(1)           Articles of Amendment of Articles of Incorporation

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    NETMEASURE TECHNOLOGY INC.

Date  February 9, 2000           By  /s/ RANDY VOLDENG
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                                    Randy Voldeng, President